UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2005


                       American Locker Group Incorporated
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     0-439               16-0338330
   ----------------------------    --------------      -------------------
   (State or other jurisdiction    (Commission         (IRS Employer
       of incorporation)            File Number)       Identification No.)


         608 Allen Street, Jamestown, New York                    14701
----------------------------------------------------          -------------
         (Address of principal executive offices)               (Zip code)


     Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On September 20, 2005, American Locker Group Incorporated (the "Company") and Edward F. Ruttenberg, the Company's Chairman, Chief Executive Officer, Chief Operating Officer and Treasurer, entered into an amendment of Mr. Ruttenberg's existing employment agreement, which previously was due to expire by its terms on November 18, 2005. Under the terms of the amendment, Mr. Ruttenberg's employment agreement instead will expire by its terms on December 31, 2005. The Company and Mr. Ruttenberg currently are in negotiations to further extend Mr. Ruttenberg's employment. A copy of the amendment is filed as
Exhibit 10.1 to this Current Report.


Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

        10.1 Third Amendment to Agreement, dated as of September 20, 2005, by and between American Locker Group Incorporated and Edward F. Ruttenberg.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN LOCKER GROUP INCORPORATED


                                    By:  /s/ Edward F. Ruttenberg
                                        ---------------------------------
                                        Edward F. Ruttenberg
                                        Chairman, Chief Executive Officer,
                                        Chief Operating Officer and Treasurer

Dated:  October 5, 2005

                                  EXHIBIT INDEX


          10.1 Third Amendment to Agreement, dated as of September 20, 2005, by and between American Locker Group Incorporated and Edward F. Ruttenberg.